UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2024

MATTHEWS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-09115	25-0644320
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Northshore Center, Pittsburgh, PA 15212-5851

(Address of principal executive offices) (Zip Code)

(412) 442-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	MATW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 23, 2024, Matthews International Corporation (“Matthews,” “our” or “we”) issued a press release announcing a proposed private offering of senior secured second lien notes due 2027 (the “New Notes”). At or prior to the closing of the offering of the New Notes, the Company intends to amend its senior credit facility to, among other things, permit the New Notes to be secured by a second priority lien on substantially all of our and certain of our domestic subsidiaries’ assets, and the Company and certain of its domestic subsidiaries intend to enter into a second amended and restated pledge and security agreement pursuant to which the Company and such subsidiaries will grant to the secured parties under the senior credit facility a first priority lien on substantially all of the Company’s and such subsidiaries’ assets.

The net proceeds from the offering of the New Notes, together with borrowings under the Company’s senior credit facility, will be used to redeem all of Matthews’ outstanding senior notes due December 2025 and to satisfy and discharge the indenture governing such notes in accordance with its terms. A copy of the press release is attached hereto as Exhibit 99.1.

In connection with such offering, Matthews made certain updates to an investor presentation utilized by Matthews to reflect the inclusion of certain non-GAAP performance measures, namely, adjusted free cash flow from operations, secured net debt leverage ratio and net debt leverage ratio. A copy of the slides reflecting such updated information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2 attached hereto) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain statements in this Form 8-K are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties, actual events or results may differ materially from those contained in the forward-looking statements, including those factors set forth in Matthews’ public filings. These documents contain and identify important factors that could cause the actual results for Matthews on a consolidated basis to differ materially from those contained in Matthews’ forward-looking statements. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of this announcement, and Matthews disclaims any obligation to update information contained in these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated September 23, 2024, issued by Matthews International Corporation

99.2	Selected Matthews International Corporation presentation slides

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTHEWS INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Steven F. Nicola
Steven F. Nicola
Chief Financial Officer and Secretary

Date: September 23, 2024